UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 7, 2016

bebe stores, inc.
(Exact Name of Registrant as Specified in Charter)

California	0-24395	94-2450490
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Valley Drive
Brisbane, CA 94005
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(415) 715-3900

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, Manny Mashouf has rejoined the management team of bebe stores, inc. (the “Company”) as Chief Executive Officer, effective February 18, 2016 (the “Effective Date”). As of the Effective Date, in connection with his appointment, the Company has agreed to provide the following compensation to Mr. Mashouf: (i) a base salary of $850,000 (prorated for any partial year of service); (ii) eligibility to participate in the Company’s bonus plan at 100% of salary level, subject to the terms of the Company’s bonus plan, beginning in the Company’s next fiscal year; and (iii) $8,000 per month toward the cost of housing in Los Angeles.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bebe stores, inc.
Dated: March 10, 2016	/s/ Gary Bosch
Name: Gary Bosch
Title: Vice President, General Counsel & Corporate Secretary